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                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER

     This Amendment No. 1 (this "Amendment"), dated as of February 4, 1998, is made and entered into by and among Camden Property Trust, a Texas real estate investment trust ("Camden"), Camden Subsidiary II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Camden ("Camden Sub"), and Oasis Residential, Inc., a Nevada corporation (the "Company"), and shall amend the Agreement and Plan of Merger, dated December 16, 1997, by and among Camden, Camden Sub and Oasis (the "Merger Agreement").

     WHEREAS, the parties to the Merger Agreement desire to amend the Merger Agreement to clarify their mutual intent relating thereto.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Section 2.1(d) of the Merger Agreement is amended in its entirety to read as follows:

     "(d) Conversion of Series A Preferred Stock. At the Effective Time, each share of Series A Preferred Stock outstanding immediately prior to the Effective Time shall, except as otherwise provided in clause (b) above, automatically and without any action on the part of the holder thereof, cease to be outstanding and be converted into one share of Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "CAMDEN PREFERRED STOCK" and, together with the Camden Common Stock, the "CAMDEN SHARES"), of Camden (the "PREFERRED STOCK EXCHANGE RATIO" and, together with the Common Stock Exchange Ratio, the "EXCHANGE RATIO"), and shall have a liquidation preference of $25.00 per share. The terms of the Camden Preferred Stock shall be the same as the terms of the Series A Preferred Stock; provided, however, that the Camden Preferred Stock shall have such voting rights as the parties shall reasonably agree are necessary in order to insure that the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code; provided, further, that the cumulative cash dividends payable in amount per share shall equal the greater of
(i) $2.25 per annum or (ii) the cash dividends paid or payable on a number of shares of Camden Common Stock equal to the number of shares of Camden Common Stock into which a share of Camden Preferred Stock is convertible, and shares of Camden Preferred Stock shall be convertible into shares of Camden Stock at a conversion price of $32.4638 per share of Camden Common Stock, subject to certain adjustments.

2 . Section 3.1(f) of the Merger Agreement is amended in its entirety to read as follows:

          "(f) Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents or in SCHEDULE 3.1(f) to the Company Disclosure Letter, since the date of the most recent financial statements included in the Company SEC Documents (the "FINANCIAL STATEMENT DATE") and to the date of this Agreement, the Company and the Company Subsidiaries have conducted their business only in the ordinary course and there has not been (i) any change that would have a Material Adverse Effect (a "MATERIAL ADVERSE CHANGE"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Material


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Adverse Change, (ii) except for regular quarterly dividends paid on Company
Shares as set forth on SCHEDULE 3.1(f) to the Company Disclosure Schedule, in each case with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, other than any dividend required to be paid pursuant to Section 2.2, (ill) any split, combination or reclassification of any of the Company's capital stock or, except for the issuance of the Oasis Martinique LLC Units, any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its capital stock or any issuance of an ownership interest in, any Company Subsidiary except as permitted by Section 4.1,(iv) any damage, destruction or loss, not covered by insurance, that has or would have a Material Adverse Effect or (v) any change in accounting methods, principles or practices by the Company or any Company Subsidiary, except insofar as may have been disclosed in the Company SEC Documents or required by a change in GAAP."


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first above written.

                                        CAMDEN PROPERTY TRUST

                                        By:   /s/ RICHARD J. CAMPO
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        CAMDEN SUBSIDIARY II, INC.

                                        By:   /s/ RICHARD J. CAMPO
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        OASIS RESIDENTIAL, INC.

                                        By:
                                              ----------------------------------
                                              Scott S. Ingraham
                                              President and Chief Executive
                                                Officer


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first above written.

                                        CAMDEN PROPERTY TRUST

                                        By:
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        CAMDEN SUBSIDIARY II, INC.

                                        By:
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        OASIS RESIDENTIAL, INC.

                                        By:   /s/ SCOTT S. INGRAHAM
                                              ----------------------------------
                                              Scott S. Ingraham
                                              President and Chief Executive
                                                Officer


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first above written.

                                        CAMDEN PROPERTY TRUST

                                        By:
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        CAMDEN SUBSIDIARY II, INC.

                                        By:
                                              ----------------------------------
                                              Richard J. Campo
                                              Chairman of the Board


                                        OASIS RESIDENTIAL, INC.

                                        By:   /s/ SCOTT S. INGRAHAM
                                              ----------------------------------
                                              Scott S. Ingraham
                                              President and Chief Executive
                                                Officer


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